UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 11, 2010

PhotoMedex, Inc.
(Exact Name of Registrant Specified in Charter)

Delaware	0-11635	59-2058100
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

147 Keystone Drive, Montgomeryville, Pennsylvania	18936
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry into a Material Definitive Agreement.

On January 11, 2010, PhotoMedex, Inc. (the “Company”) and Galderma Laboratories, L.P. (“Galderma”) entered into a co-exclusive Co-Promotion Agreement dated as of January 7, 2010 (the “Agreement”).  Under the terms of the Agreement, the Company’s sales force, along with Galderma and its affiliates’ personnel, will promote Galderma’s Metvixia® (methyl aminolevulinate) Cream, 16.8%, and Galderma’s Aktilite® C128 light-emitting diode lamp (collectively, the “Product”) to healthcare professionals throughout the United States, including dermatologists, plastic surgeons and cosmetic surgeons.  Under the terms of the Agreement, Galderma will provide marketing and distribution support to the Company with respect to the Product.  The term of the Agreement began on January 1, 2010 and continues for a period of three years and automatically renews for one-year periods thereafter until notice of non-renewal is provided by the Company or Galderma.  Among other provisions, the Agreement provides that the Company shall maintain, at a minimum, an adequately staffed, trained and tasked sales force and that the Company may not compete with Galderma in the treatment by means of photodynamic therapy of non-hyperkeratotic actinic keratoses during the term of the Agreement and for a one-year period after the Agreement is terminated.  A copy of the Agreement is attached to this current report as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01                   Regulation FD Disclosure

On January 11, 2010, the Company issued a press release announcing the Agreement.  A copy of this press release is attached to this current report as Exhibit 99.1.

Item 9.01.                  Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number        Description

10.1	Co-Promotion Agreement dated as of January 7, 2010 by and between the Company and Galderma.*
99.1	Press Release of the Company, dated January 11, 2010.

*Confidential treatment has been requested as to certain portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Date January 11, 2010	By:	/s/ Dennis M. McGrath
Name Dennis M. McGrath
Title Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Co-Promotion Agreement, dated as of January 7, 2010, by and between the Company and Galderma.*
99.1	Press Release of the Company, dated January 11, 2010.

*Confidential treatment has been requested as to certain portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.